Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of SED International Holdings, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2007 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Lyle Dickler, Vice President Finance of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: February 14, 2008

/s/ Lyle Dickler
Lyle Dickler
Vice President of Finance
(Principal Financial Officer)